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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) April 30, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

    Nevada                      000-51859                       98-0372780
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(State or Other                (Commission                     (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors; Election of Directors.

Election and Resignation of Directors

On April 30, 2008, the board of directors of Electronic Sensor Technology, Inc. (the "Registrant") elected William Wittmeyer and Maggie Tham as directors of the Registrant, effective as of May 1, 2008 (the "Effective Date") to fill the two vacancies created by the resignations of Francis Chang and James Frey. The board of directors of the Registrant accepted the resignations of Francis Chang and James Frey on April 30, 2008, effective as of the Effective Date. Ms. Tham was also designated as a member of the Registrant's Audit Committee, effective as of the Effective Date.

William Wittmeyer and Maggie Tham were recommended to the board of directors by Halfmoon Bay Capital Ltd, pursuant to the Securities Purchase Agreement dated March 28, 2008 between the Registrant and Halfmoon Bay Capital Ltd, which is further described in the Current Report on Form 8-K filed by the Registrant on April 3, 2008.

Neither William Wittmeyer nor Maggie Tham has been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party since the beginning of the Registrant's last fiscal year involving an amount in excess of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last three completed fiscal years.

On April 30, 2008, the board of directors of the Registrant appointed Teong C. Lim as Chairman of the board of directors of the Registrant, effective as of the Effective Date.

A copy of the press release issued on May 5, 2008 announcing the resignation of Mr. Frey and Mr. Chang and the appointment of Mr. Wittmeyer and Ms. Tham as directors of the Registrant is attached hereto as Exhibit 99.1.

Item 9.01      Exhibits.

Exhibit No.    Description
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99.1           Press Release dated May 5, 2008.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: May 5, 2008                   By:    /s/ Philip Yee
                                          --------------------------------------
                                    Name:  Philip Yee
                                    Title: Secretary, Treasurer and
                                           Chief Financial Officer